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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                                 March 29, 2001


                        COMMISSION FILE NUMBER 000-29809


                               OTG SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


                 DELAWARE                               7372                            52-1769077
      (state or other jurisdiction of       (Primary Standard Industrial               (IRS Employer
      incorporation or organization)         Classification Code Number)          Identification Number)
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                       6701 DEMOCRACY BOULEVARD, SUITE 800
                            BETHESDA, MARYLAND 20817
                                 (301) 897-1400
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)









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Item 2.    Acquisition or Disposition of Assets

     On March 29, 2001 (the "Closing Date"), pursuant to an Agreement and Plan of Merger dated March 22, 2001 (the "Merger Agreement") by and among OTG
Software, Inc., a Delaware corporation ("OTG Software"), OTG Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of OTG Software ("Merger
Sub"), Smart Storage, Inc., a Delaware corporation ("Smart Storage"), and certain other parties named therein, OTG Software acquired Smart Storage through the merger (the "Merger") of Merger Sub with and into Smart Storage. As a result of the Merger, Smart Storage is now a wholly-owned subsidiary of OTG Software.
Merger Sub was created solely for the purpose of effecting the Merger. Smart
Storage is a provider of standards-based DVD and CD storage management software.
Smart Storage, founded in 1992, develops innovative storage management software that enhances business productivity by providing long-term, cost effective access to information. Smart Storage's offerings enable companies to increase the availability of information to their employees and customers by utilizing networking architectures such as LANs, SANs, and the Internet; networked servers such as Windows NT, UNIX and NetWare; and storage devices including CD-ROM, CD-R, DVD-ROM, DVD-R and DVD-RAM media.

     Pursuant to the Merger Agreement, OTG Software issued 2,773,021 shares of its common stock to the former Smart Storage stockholders in exchange for all of the outstanding shares of Smart Storage's capital stock, and reserved 468,219 shares of its common stock for issuance upon the exercise of the outstanding options to purchase Smart Storage common stock, which were assumed by OTG
Software in the Merger. In addition, 308,087 shares of OTG Software common stock to be issued to the former Smart Storage stockholders pursuant to the Merger
Agreement will be held in escrow for a period of twelve months to secure certain indemnification obligations of certain former Smart Storage stockholders. The acquisition will be accounted for as a "pooling of interests."

Item 7.    Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired

     It is impracticable for OTG Software to provide the required financial statements at this time. OTG Software will file financial statements by amendment to this report not later than June 12, 2001.

     (b)  Pro Forma Financial Information

     It is impracticable for OTG Software to provide the required pro forma financial information at this time. OTG Software will file pro forma financial information by amendment to this report not later than June 12, 2001.

     (c)  Exhibits

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
         Designation                                            Description
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
             2.1                 Agreement and Plan of Merger By and Among OTG Software, Inc.,
                                 OTG Acquisition Corp., Smart Storage, Inc. and the Principal
                                 Stockholders Named Herein dated March 22, 2001.
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         OTG Software, Inc.

Date: April 12, 2001                     By: /s/ Ronald W. Kaiser
                                             --------------------------------
                                                 Ronald W. Kaiser
                                                 Chief Financial Officer and
                                                 Treasurer
                                                 (Principal Financial Officer)


















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